WCM Focused International Opportunities Fund Investor Class: WCFOX Institutional Class: WCMOX
Summary Prospectus	April 30, 2025

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at https://www.wcminvest.com/fund/WCMOX. You may also obtain this information at no cost by calling 1-888-988-9801 or by sending an e-mail request to fundliterature@wcminvest.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated April 30, 2025, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the WCM Focused International Opportunities Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

		Investor Class Shares		Institutional Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases		None		None
Maximum deferred sales charge (load)		None		None
Wire fee		$20		$20
Overnight check delivery fee		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15
Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.00%		1.00%
Distribution (Rule 12b-1) fee		0.25%		None
Other expenses		0.87%		0.87%
Shareholder service fee	0.09%		0.09%
All other expenses	0.78%		0.78%
Total annual fund operating expenses		2.12%		1.87%
Fees waived and/or expenses reimbursed[2]		(0.87%)		(0.87%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2]		1.25%		1.00%

1	The expense information in the table has been restated to reflect the current expenses.

2

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.25% and 1.00% of the average daily net assets of the Fund’s Investor Class shares and Institutional Class shares, respectively. This agreement is in effect through April 30, 2035, and may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$127	$397	$686	$1,511
Institutional Class Shares	$102	$318	$552	$1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 115% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in equity securities or depositary receipts of small- to mid-capitalization companies domiciled outside of the United States, including companies located in emerging market or frontier market countries. Emerging market or frontier market countries are those countries with low- to middle-income economies as classified by the World Bank, or included in any of the Morgan Stanley Capital International (“MSCI”) emerging markets or frontier market indices. The Fund’s advisor considers a company to be located in a country if the company has been organized under the laws of, has its principal offices in, or has its securities principally traded in, the country, or if the company derives at least 50% of its revenues or net profits from, or has at least 50% of its assets or production capacities in, the country. The Fund’s advisor considers small- to mid-capitalization companies to be companies with market capitalizations within the range of those companies included in the MSCI ACWI Ex USA SMID Cap Index at the time of purchase. Because small- to mid-capitalization companies are defined by reference to an index, the range of market capitalizations of companies in which the Fund invests may vary with market conditions. As of March 31, 2025, the market capitalizations of companies included in the MSCI ACWI Ex USA SMID Cap Index were between $0.00 million and $62.06 billion. The Fund’s advisor will consider the market capitalization range by country. Investments in companies that move above or below the capitalization range of the companies comprising the MSCI ACWI Ex USA SMID Cap Index may continue to be held by the Fund in the sole discretion of the Fund’s advisor.

The Fund’s investments in equity securities may include common stock, common stock that is offered in initial public offerings (“IPOs”), depositary receipts and China A-shares (“China A-Shares” or “A-Shares”). The Fund’s investments in depositary receipts may include American, European, Canadian and Global Depositary Receipts (“ADRs”, “EDRs”, “CDRs” and “GDRs”, respectively). ADRs and CDRs are receipts that represent interests in foreign securities held on deposit by U.S. and Canadian banks or trust companies, respectively. EDRs and GDRs have the same qualities as

ADRs, although they may be traded in several international trading markets. China A-Shares are equity securities issued by companies located in the People’s Republic of China (“China” or the “PRC”) that are denominated and traded in Renminbi (“RMB”) on the Shanghai Stock Exchange or the Shenzhen Stock Exchange. The Fund may invest in China A-Shares through the Shanghai-Hong Kong Stock Connect and the Shenzhen-Hong Kong Stock Connect programs (collectively, “Stock Connect”), or through the Qualified Foreign Institutional Investor and Renminbi Qualified Foreign Institutional Investor systems (collectively, the “QFII Programs”). The Fund may also invest in real estate investment trusts (“REITs”). The Fund may also use participation certificates issued by foreign banks or brokers evidencing ownership of underlying stock issued by a foreign company. Participation certificates are used by foreign investors to access local markets and to gain exposure to, primarily, equity securities of issuers listed on a local exchange.

Under normal market conditions, the Fund invests in the securities of companies located in different countries and in at least three different countries. However, from time to time, the Fund may have a significant portion of its assets invested in the securities of companies in one or a few countries or regions. The Fund may make significant investments in certain sectors or group of sectors from time to time. The Fund will be managed pursuant to a “focused” strategy, whereby the Fund’s advisor will typically invest the Fund’s assets in the equity securities of a small number of issuers.

The Fund’s advisor uses a bottom-up approach that seeks to identify companies believed to have above-average potential for growth in the rate of return on invested capital and assets. The advisor’s investment process seeks companies that are industry leaders with sustainable competitive advantages; corporate cultures emphasizing strong, quality and experienced management; low or no debt; and attractive relative valuations. In selecting securities, the Fund’s advisor also considers other factors including, among others, political risk, monetary policy risk, and regulatory risk specific to an issuer’s country of domicile.

Principal Risks of Investing

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. In addition, since the inauguration of Donald Trump as President of the United States on January 20, 2025, the Trump administration has pursued an aggressive foreign policy agenda, including the imposition of tariffs, which may have unforeseen consequences on the United States’ relations with foreign countries, the economy, and markets generally. Foreign securities include ADRs, EDRs, CDRs and GDRs. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Emerging Markets Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Frontier Markets Risk. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Risks Associated with Europe. Europe includes both developed and emerging markets. Most Western European countries are members of the European Union (the “EU”), which imposes restrictions on inflation rates, deficits and debt levels. Both developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro, recessions among European countries and acts of war in the region may have a significant adverse effect on the economies of other European countries, including those of Eastern Europe. In particular, the duration of Russia’s large-scale invasion of Ukraine that began in February 2022, the long-term impact of the resulting sanctions on Russia, and the full extent of the impact on global markets and trade remains uncertain, but there have been significant adverse impacts on the European economy as well as on the prices and availability of certain commodities, including oil and natural gas. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the EU or debt restructuring. Assistance given to an EU member state may be dependent on a country’s implementation of reforms in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events have adversely affected the exchange rate of the euro and therefore may adversely affect the Fund and its investments.

Small-Cap and Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large-capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Risks Associated with China, Hong Kong and Taiwan.

China: Investments in Chinese issuers involve legal, regulatory, political, currency, and economic risks that are specific to China. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represent a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests. International trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Fund. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy.

Hong Kong: Investments in Hong Kong issuers involve legal, regulatory, political, currency, and economic risks that are specific to Hong Kong. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance and have an adverse effect on the Fund’s investments.

Taiwan: Investments in Taiwanese issuers involve legal, regulatory, political, currency, and economic risks that are specific to Taiwan. Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries, which could have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and/or Taiwan impractical or impossible.

Risks of Investing in A-Shares. The A-Share market is volatile with a risk of suspension of trading in a particular security or multiple securities or government intervention. Securities in the A-Share market may be suspended from trading without an indication of how long the suspension will last, which may impair the liquidity of such securities and may impact the ability of the Fund to pursue its investment strategy. The Chinese securities markets are emerging markets characterized by relatively low trading volume, resulting in substantially less liquidity and greater price volatility. Liquidity risks may be more pronounced for the A-Share market than for Chinese securities markets generally because the A-Share market is subject to greater government restrictions and control, including trading suspensions. China A-Shares are only available to non-mainland China investors (i) through the QFII Programs or (ii) through Stock Connect.

A-Shares Tax Risk. The Fund’s investments in A-Shares will be subject to a number of taxes and tax regulations in China. The application of many of these tax regulations is currently uncertain. Moreover, the PRC has implemented a number of tax reforms in recent years, including the value added tax reform, and may continue to amend or revise existing PRC tax laws in the future. Changes in applicable PRC tax law, particularly taxation on a retrospective basis, could reduce the after-tax profits of the Fund directly or indirectly by reducing the after-tax profits of the Chinese companies in which the Fund invests. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Fund. The Fund’s investments in securities issued by Chinese companies, including A-Shares, may cause the Fund to become subject to withholding income tax and other taxes imposed by the PRC. The PRC taxation rules are evolving, may change, and new rules may be applied retroactively. Any such changes could have an adverse impact on Fund performance.

Risks of Investing through Stock Connect. Investing in A-Shares through Stock Connect is subject to trading, clearance, settlement and other procedures, which could pose risks to the Fund. Trading through Stock Connect is also subject to a daily quota (the “Daily Quota”), which limits the maximum net purchases under Stock Connect each day, and as such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although the Fund will be permitted to sell A-Shares regardless of the Daily Quota balance). Thus, the Daily Quota may restrict the Fund’s ability to invest in A-Shares through Stock Connect on a timely basis and could affect the Fund’s ability to effectively pursue its investment strategy. Stock Connect will only operate on days when both the Chinese and Hong

Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-Shares through Stock Connect may subject the Fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading.

IPO Risk. The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

REIT Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Participation Certificates Risk. Participation certificates represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. The risks of investing in participation certificates includes foreign investment risk. Participation certificates also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments. The purchaser of a participation certificate must rely on the credit worthiness of the bank or broker who issues the participation certificate, and these notes do not have the same rights as a shareholder of the underlying foreign security.

Focused Investing Risk. Because the Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers, and the value of its shares may be more volatile than a fund that invests in a larger number of issuers.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Currency Risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of December 31, 2024, 25.3% of the Fund’s assets were invested in the information technology sector. Companies in the information technology sector can be significantly affected by intense competition, consumer preferences, problems with product compatibility and government regulation.

Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. For example, in recent years the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the COVID-19 pandemic and inflation resulted in extreme volatility in the global economy and in global financial markets. In addition, military conflicts and wars, such as Russia’s invasion of Ukraine and the war among Israel, Hamas and other militant groups in the Middle East, have increased tensions in Europe and the Middle East and have caused and could continue to cause market disruptions in the regions and globally. In addition, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including actual or potential imposition of tariffs, which may have consequences on the United States’ relations with foreign countries, the economy, and markets generally. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Fund’s advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Institutional Class shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of the MSCI ACWI ex USA Index, a broad-based securities market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Prior to August 15, 2023, the Fund had a policy to invest at least 80% of its net assets in equity securities or depositary receipts of small- to mid- capitalization companies domiciled outside of the United States. Performance results shown in the bar chart and performance table below for periods prior to August 15, 2023, reflect the Fund’s previous investment strategy. Updated performance information is available at the Fund’s website www.wcminvest.com/funds, or by calling the Fund at 1-888-988-9801. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Total Return (before taxes) for Institutional Class Shares

For each calendar year at net asset value per share (“NAV”)

The year-to-date return as of March 31, 2025, was (0.20)%.

Institutional Shares
Highest Calendar Quarter Return at NAV	16.38%	Quarter Ended 12/31/2023
Lowest Calendar Quarter Return at NAV	(23.50)%	Quarter Ended 06/30/2022

Average Annual Total Returns (for the periods ended December 31, 2024)	One Year	Since Inception (March 30, 2021)
Institutional Class Shares — Return Before Taxes	4.74%	0.28%
Institutional Class Shares — Return After Taxes on Distributions*	4.21%	0.10%
Institutional Class Shares — Return After Taxes on Distributions and Sale of Fund Shares*	3.10%	0.20%
Investor Class Shares — Return Before Taxes	4.34%	0.01%
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses or taxes)	5.54%	1.69%

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

WCM Investment Management, LLC (the “Advisor” or “WCM”)

Portfolio Managers

Gregory Ise, Portfolio Manager, and Tamara Manoukian, Portfolio Manager, have been jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since its inception on March 30, 2021.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

	Investor Class Shares		Institutional Class Shares
Minimum Investments	To Open Your Account	To Add to Your Account	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$1,000	$100	$100,000	$5,000
Direct Retirement Accounts	$1,000	$100	$100,000	$5,000
Automatic Investment Plan	$100	$50	$5,000	$2,500
Gift Account For Minors	$1,000	$500	$100,000	$5,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.